AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         3

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-90-C-0286-P00148  25 JAN 1996    SEE BLOCK 14

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-90-C-0286
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            90 JAN 26

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          AN:  97X4930 FA20 6E3 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $3,302,994.69 OBLIGATED
          AN:  97X4930 FA20 6E4 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $4,378,388.31 OBLIGATED

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:
          EQUITABLE ADJUSTMENT PURSUANT TO THE GOVERNMENT PROPERTY CLAUSE, FAR 52.245-2(h), AND THE CHANGES CLAUSE, FAR 52.243-1

     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (       ) is not, (   X   ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-93-01101/LCPP/COMPLETE
               FD2030-94-01100/LCPP/COMPLETE

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

      WALTER M. MOEDE                 JOE N. ROOP
      EXECUTIVE VICE PRESIDENT        CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

/s/ WALTER M. MOEDE    1-15-96     By /s/ JOE N. ROOP          25 JAN 1996
(Signature of person authorized    (Signature of Contracting Officer)
to sign)


CONTRACT OF F34601-90-C-0286-P00148
Page 2 of 3


This Supplemental Agreement is entered into on the 25 day of JAN, 1996, between the United States of America (hereinafter referred to as "the Government"), represented by the Contracting Officer executing this document, and Pemco Aeroplex, Inc., (hereinafter referred to as "the Contractor"), a corporation organized and existing under the laws of the State of Alabama.

Witnesseth:

     Whereas, the Contractor and the Government entered into Contract No. F34601-90-C-0286 under the date of 90 Jan 26 together with all appendices, amendments, changes, modifications, and supplements thereto; and

     Whereas, there having arisen a general dispute and conflict concerning interpretation of the contract requirements and performance of the contract identified above; and

     Whereas, the Contractor has alleged that it is entitled to an equitable adjustment in the total amount of $10,342,418.96 itemized as follows:

     Interim PB Impact              $ 5,634,896.96
     Second Interim PB Impact         2,298,837.00
     PB Impact Projection             2,408,685.00
                                    --------------
          TOTAL                     $10,342,418.96

     Whereas, the Government and the Contractor have conducted good faith negotiations for the purpose of resolving all disputes associated with the untimely receipt of Government Furnished Production Break Fittings for the Aircraft identified in the Contractor's Request for Equitable Adjustment submittals of November 1994 and April 1995.

     Whereas, the Government and the Contractor are desirous of effecting a settlement of all areas of disputes and conflict by mutual settlement of any and all claims or causes of action associated with untimely receipt of Government Furnished Production Break Fittings for the Aircraft identified in the Contractor's Request for Equitable Adjustment submittals of November 1994 and April 1995 under the identified contract.

     Now, therefore, the Government and the Contractor mutually agree as follows:

     FIRST: The Government will pay to the Contractor the sum of Seven Million Six Hundred Eighty One Thousand Three Hundred Eighty Three Dollars ($7,681,383.00) plus interest to which they are entitled to by law in full and final settlement of any and all claims of the Contractor against, arising under, by virtue of, or otherwise associated with the untimely receipt of Government Furnished Production Break Fittings for the Aircraft identified in the Contractor's Request for Equitable Adjustment submittals of November 1994 and April 1995 on Contract No. F34601-90-C-0286.

     SECOND: In further consideration of the adjustment agreed to in paragraph FIRST above, the Contractor itself, its successors and assigns, hereby unconditionally waives and forever releases and fully discharges the Government, its officers, agents and employees from any and all claims whatsoever, asserted or unasserted, whether known or unknown, from all liability of every kind whatsoever which has arisen, or which may arise, regarding the late receipt of Government Furnished Production Break Fittings for the Aircraft identified in the Contractor's Request for Equitable Adjustment submittals of November 1994 and April 1995.

     THIRD: Defense and Finance Accounting Service (DFAS) Columbus OH is authorized to make payment including any interest shown in the attachment hereto upon receipt of this document.

     IN WITNESS THEREOF, the parties have executed this agreement on Page 1 to be effective on the date stated thereon.

     FOURTH: As the result of the above, the total obligated amount of the contract is revised as follows:

               FROM:  $261,149,078.98
                 TO:  $268,830,461.98
           INCREASE:  $  7,681,383.00






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         2

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-90-C-0286-P00150  22 FEB 1996    SEE BLOCK 14
   (151 per mod P152)

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-90-C-0286
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            90 JAN 26
CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          AN:  97X4930 FA20 6E3 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $224,885.95 OBLIGATED
          AS:  97X4930 FA20 6E4 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $298,104.64 OBLIGATED

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X    B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
          SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
          43.103(b).

     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:

     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (   X   ) is not, (       ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-93-01101/LCPP/COMPLETE
               FD2030-94-01100/LCPP/COMPLETE

                                SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

                                      JOE N. ROOP
                                      CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

                                   By /s/ JOE N. ROOP          22 FEB 1996
(Signature of person authorized    (Signature of Contracting Officer)
to sign)


CONTRACT OF F34601-90-C-0286-P00150
Page 2 of 2


This administrative modification is issued to clarify the amount of interest to be paid on Contract Modification F34601-90-C-0286-P00148 dated 26 Jan 96.

FIRST: Pursuant to the terms and conditions set forth in Contract Modification F34601-90-C-0286-P00148, Pemco Aeroplex was entitled to Seven Million Six Hundred Eighty One Thousand Three Hundred Eighty Three Dollars ($7,681,383.00) plus any interest entitled to by law, as set forth, in the attachments to the modification.

SECOND: Since Defense and Finance Accounting Service (DFAS), Columbus OH, made payment of the principal ($7,681,383.00) on 21 Feb 96; the table attached to Contract Modification F34601-90-C-0286-P00148 indicates Pemco Aeroplex is entitled to Five Hundred Twenty Two Thousand Nine Hundred Ninety Dollars and Fifty Nine Cents ($522,990.59).

THIRD: The interest, funded for in Contract Modification F34601-90-C-0286-P00148, by fiscal year and ACRN is set forth below:

                          INTEREST         ACRN
                        -----------        ----

               FY93:    $224,855.95         AN
               FY94:    $298,104.64         AS
                        -----------

                 TOTAL  $522,990.59






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         7

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-94-C-0664-P00069  02 OCT 1996    SEE BLOCK 14


6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          AA:  97X4930 FA20 6E5 47EA XXXXXX 01 1000 00000 000000 503100
               F0310H $  984,723.75 OBLIGATED
          AA:  97X4930 FA20 6E6 47EA XXXXXX 01 1000 00000 000000 503100
               F0310H $9,994,991.94 OBLIGATED

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES

     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (       ) is not, (   X   ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-94-01101/LCPP/COMPLETE
               FD2030-96-01100/LCPP/COMPLETE

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

      RAYMOND J. HAUCK                JOE N. ROOP
      GENERAL MANAGER                 CONTRACTING OFFICER
      BIRMINGHAM FACILITY

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

/s/ RAYMOND J. HAUCK               By /s/ JOE N. ROOP            2 OCT 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)


CONTRACT OF F34601-94-C-0664-P00069
Page 2 of 2


This Supplemental Agreement reprices work for PDM aircraft remaining on the Contractor's facility as of 30 Sep 96, and is accomplished as a result of mutual mistake between the parties. This Supplemental Agreement was recognized as a necessity subsequent to the Request for Equitable Adjustment settled on Contract Modification F34601-94-C-0664-P00073 for aircraft delivered as of 30 Sep 96.

FIRST: As a result of the mutual mistake noted above, unit prices for FY95/FY96 are revised for those aircraft which remain undelivered as of 30 Sep 93:

               REDACTED

FOURTH: As a result of Provision THIRD above, FY95 and FY96 funds are revised as follows:

               REDACTED

FIFTH: Section G, Paragraph G-1, Accounting and Appropriation Data is revised as follows:

               REDACTED

SIXTH: This Supplemental Agreement constitutes a full discharge, accord and satisfaction, and release of any and all claims, demands, or causes of action, actual or constructive, legal, equitable, contractual, or administrative, known or unknown, asserted or unasserted, which the Contractor, its successors and assignees has, or may have, against the Government, for any and all events arising out of or related to the circumstances of contract formation, execution, or the performance of the Contractor on this Contract, through 30 Sep 1996.

               REDACTED

SEVENTH: As the result of the above, the total obligated amount of the contract is revised as follows:

               FROM:  $ 96,456,262.48
                 TO:  $107,435,978.17
           INCREASE:  $ 10,979,715.69






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         8

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)
                                           SEE BLOCK 14
   F34601-94-C-0664-P00070  27 SEP 1996

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          SEE BLOCK 14

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES

     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (       ) is not, (   X   ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-94-1101/LCPP/COMPLETE
               FD2030-96-1100/LCPP/COMPLETE
                              SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)
      RAYMOND J. HAUCK
      GENERAL MANAGER                 JOE N. ROOP
      BIRMINGHAM FACILITY             CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

 /s/ RAYMOND J. HAUCK  27 SEP 96   By /s/ JOE N. ROOP            27 SEP 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)


CONTRACT OF F34601-94-C-0664-P00070
Page 2 of 8


FIRST: Contract F34601-94-C-0664 is hereby revised to establish the following Sub-CLINs for FY95/96/97 for ACO directed over and above work utilizing the fixed price labor hour rate applicable to each period:

               REDACTED

SECOND: Provision FIRST to Contract Modification F34601-94-0664-P00067 is amended to revise Sub-CLINs 2007AE and 2009AE in order to facilitate the control of funds by the using command and to be consistent with the Sub-CLINs established by Provision FIRST herein:

               REDACTED

THIRD: Contract provision B-13 as amended by P00067 is revised as follows:

               REDACTED

All other Provisions of the Contract remain unchanged.






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         8

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-94-C-0664-P00071 27 SEP 1996     FD2030-97-02001/
                                           LCPP/COMPLETE

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          N/A

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (      ) is not, (   X   ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

                                SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)
      RAYMOND J. HAUCK
      GENERAL MANAGER,                JOE N. ROOP
      BIRMINGHAM FACILITY             CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

/s/ RAYMOND J. HAUCK 27 SEPT 96    By /s/ JOE N. ROOP            27 SEP 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)



CONTRACT OF F34601-94-C-0664-P00071
Page 2 of 8

FIRST: The Schedule, Section B of Contract F34601-94-C-0664, entitled "Supplies or Services and Prices/Cost" is amended to incorporate a fixed-priced incentive firm target type of contract for CLIN 2001 (FY97). Therefore, the pricing arrangement for CLINs 2001AA through 2001AQ are revised accordingly:

               REDACTED

SECOND:   The following Contract clauses are incorporated by reference:

I-166  52.216-16    Incentive Price Revision - Firm Target       APR 1984
                    (IAW FAR 16.405(a))
For the purpose of this clause the blank(s) are completed as follows:
                    [REDACTED]

THIRD: Contract Provision B-13, page 196, entitled "Limitation of Government's Obligation - Allotment of Funds," is revised as follows:

               REDACTED

FOURTH: The following note is hereby incorporated into the schedule following F-3:

                    NOTE

          (1)  The normal PDM flow days shall be an average of [REDACTED]
               calendar days, from the date of actual input at PEMCO.
          (2)  Within sixty calendar days from the date of aircraft input, the Contractor shall, in accordance with contract appendices, complete all necessary inspections and determine the extent of work/material required on the aircraft. On aircraft which the contractor estimates that due to absence of GFM, lack of approval for PDM or major structural repairs to be accomplished concurrently, or other any other basis for contractual extension, the contractor shall submit work requests with appropriate delivery schedule extension requests, with adequate descriptive information to support the request, to the ACO. The extension, if appropriate, will be as negotiated between the Contractor and the ACO. If the parties fail to agree, the ACO shall unilaterally establish a fair and reasonable extension as appropriate under the circumstances. If the Contractor does not agree with a unilateral extension granted by the ACO, such disagreement shall be a question of fact subject to the Disputes clause of this contract.
          (3) Schedule extensions may be granted for additional "over and above" hourly rate work directed by the ACO/PCO not otherwise covered in the contract specifications (e.g., added TCTOs, updated T.O.s or regulations). This does not include removal/replacement required as a result of compliance with the specification.

                    REDACTED






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         1

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-94-C-0664-P00072 27 SEP 1996     FD2030-97-02001/
                                           LCPP/COMPLETE

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
(405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
     N/A

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:

X    D.   OTHER (Specify type of modification and authority)
          UNILATERAL MODIFICATION PURSUANT TO SECTION B-3, I-195, AND
I-404

     E.   IMPORTANT:  Contractor (   X   ) is not, (       ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

NOTE: FAR Clause 52.232-18 of the Basic Contract entitled "Availability of Funds" applies to the exercise of this option.

FIRST: Pursuant to General Provision I-195, FAR 52.217-9 entitled "Option to Extend the Contract" and Provision B-3 of the Schedule entitled "Option II FY97 Requirement", the Government hereby exercises the FY97 Option.

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

                                      16A.  NAME AND TITLE OF CONTRACTING
                                            OFFICER (Type or print)

                                      JOE N. ROOP
                                      CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

---------------------------------  By  /s/ JOE N. ROOP           27 SEP 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         5

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-94-C-0664-P00073  03 OCT 1996  SEE BLOCK 14

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          AA:  97X4930 FA20 6E5 47EA XXXXXX 011000 00000 000000 503100
               F0310H $8,763,956.00 OBLIGATED
          AA:  97X4930 FA20 6E6 47EA XXXXXX 011000 00000 000000 503100
               F0310H $3,735,857.00 OBLIGATED
          AA:  97X4930 FA20 6E7 47EA XXXXXX 011000 00000 000000 503100
               F0310H $1,000,000.00 OBLIGATED

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:
          EQUITABLE ADJUSTMENT PURSUANT TO THE GOVERNMENT PROPERTY CLAUSE
          -------------------------------------

     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (       ) is not, (   X   ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-94-01101/LCPP/COMPLETE
               FD2030-96-01100/LCPP/COMPLETE
                                   SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

      RAYMOND J. HAUCK                JOE N. ROOP
      GENERAL MANAGER                 CONTRACTING OFFICER
      BIRMINGHAM FACILITY

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

/s/ RAYMOND J. HAUCK  3 OCT 96     By  /s/ JOE N. ROOP           3 OCT 96
 (Signature of person authorized   (Signature of Contracting Officer)
to sign)



CONTRACT OF F34601-94-C-0664-P00073
Page 2 of 5

FIRST: This Supplemental Agreement is entered into on the 8 day of OCT, 1996, between the United States of America (hereinafter referred to as "the Government"), represented by the Contracting Officer executing this document, and Pemco Aeroplex Inc., (hereinafter referred to as "the Contractor"), a corporation organized and existing under the laws of the State of Alabama.

Witnesseth:

   Whereas, the Contractor and the Government entered into Contract No. F34601-94-C-0664 under the date of 94 Aug 01, together with all appendices, amendments, changes, modifications, and supplements thereto: and

   Whereas, there having arisen a general dispute and conflict concerning interpretation of the contract requirements and performance of the contract identified above: and

   Whereas, the Contractor has alleged that it is entitled to an equitable adjustment in the total amount of $34,778,971.00 itemized as follows:

Excess Operational Costs               $30,457,489
Est. Excess Interests Costs              1,520,000
Withholding Tax Penalties                1,764,609
Claim Preparation Costs                  1,036,873
                                       -----------
     Total                             $34,778,971

   Whereas, the Government and the Contractor have conducted good faith negotiations for the purpose of resolving all disputes associated with the Government's alleged failure to provide (1) Government Furnished Property
(GFP) and Government Furnished Equipment (GFE) in a timely manner, (2) more major structural repair work and Over and Above work than was originally contemplated by the parties in the solicitation and at the time of contract formation, (3) increased inspection requirements, (4) purported failure to issue engineering approvals in a timely manner, (5) delay and disruption costs, and (6) numerous costs elements -- profit, preparation costs, labor escalation, loss of efficiency costs, loss of learning costs, and indirect costs and cost of money identified in the Contractor's Request for Equitable Adjustment dated 29 Aug 96 and as supplemented on 13 Sep 96.

   Whereas, the Government and the Contractor are desirous of effecting a settlement of all areas of disputes and conflict by mutual settlement of any and all claims or causes of action associated with the above areas and as identified in the Contractor's Request for Equitable Adjustment dated 29 Aug 96 and as supplemented on 13 Sep 96.

Now, therefore, the Government and the Contractor mutually agree as follows:

The Government will pay to the Contractor the sum of twelve million four hundred ninety nine thousand eight hundred thirteen dollars ($12,499,813.00) in full and final settlement of any and all claims of the Contractor against, arising under, by virtue of, or otherwise associated with the Government's alleged failure to provide (1) Government Furnished Property (GFP) and Government Furnished Equipment (GFE) in a timely manner, (2) more major structural repair work and Over and Above work than was originally contemplated by the parties in the solicitation and at the time of contract formation, (3) increased inspection requirements, (4) purported failure to issue engineering approvals in a timely manner, (5) delay and disruption costs, and (6) numerous costs elements -- profit, preparation costs, labor escalation, loss of efficiency costs, loss of learning costs, and indirect costs and cost of money identified in the Contractor's Request for Equitable Adjustment dated 29 Aug 96 and as supplemented on 13 Sep 96, on Contract F34601-94-C-0664 for those compensable costs through 30 Sep 96 (delivered aircraft only).

This Supplemental Agreement constitutes a full discharge, accord and satisfaction, and release of any and all claims, demands, or causes of action, actual or constructive, legal, equitable, contractual, or administrative, known or unknown, asserted or unasserted, which the Contractor, its successors and assignees has, or may have, against the Government, for any and all events arising out of or related to the circumstances of contract formation, execution, or the performance of the Contractor on this contract, through 30 September, 1996.

Defense and Finance Accounting Service (DFAS) Columbus OH is authorized to make payment upon receipt of this document.

As the result of the above, the total obligated amount of the contract is revised as follows:

               FROM:  $107,435,978.17
                 TO:  $119,935,791.17
           INCREASE:  $ 12,499,813.00

THE AMOUNT TO BE PAID, $12,499,813.00, IS EXEMPT FROM ANY LIMITATION IMPOSED ON PAYMENT DUE TO PREVIOUSLY PAID PROGRESS PAYMENTS.

Due to a mutual mistake, the parties to this Supplemental Agreement hereby recognize that the effort contemplated under the Contract must be repriced for FY95/96 PDM aircraft remaining on the Contractor's facility as of 30 Sep 96. This shall be accomplished and executed on a separate
Supplemental Agreement.

IN WITNESS THEREOF, the parties have executed this agreement on Page 1 to be effective on the date stated thereon.

SECOND: In consideration of FIRST above, F-19.52.212-4 LIQUIDATE DAMAGES-SUPPLIES, SERVICES, OR RESEARCH, Apr 1984, and Attachment 3.
ADMINISTRATION OF LIQUIDATED DAMAGES, 9 December 1993, are hereby deleted from this contract.

THIRD: In consideration of FIRST and SECOND above, the attached Award Fee Plan and the respective Contract Line Item (CLIN) are hereby incorporated into the contract for FY97. Further, the following provision is incorporated into the contract as provision H-432, and shall become effective on the effective date of this supplemental agreement:

          CLIN                          DESCRIPTION

          2011 Award Fee in accordance with Clause H-432 and the Award Fee Plan

Note: Funds in the amount of $1,000,000.00 are hereby committed for this CLIN

          H-432               AWARD FEE (Feb 1995)

In addition to the profit/fee set forth elsewhere in the contract, the contractor may earn a total award fee amount of up to $1,000,000.00 on the basis of performance during the evaluation periods.

     (a) Monitoring of Performance. The contractor's performance will be continually monitored by the performance monitors whose findings are reported to the Award Fee Review Board (AFRB). The AFRB recommends an award fee to the Fee Determining Official (FDO) who makes the final decision of the award fee amount paid based on the contractor's performance during the award fee evaluation period.
     (b) Award Fee Plan. This plan provides the information set forth in AFMCFARS 5316.404-2(b)(90)(1). The evaluation criteria and associated grades are specified in the award fee plan. The evaluation periods with the associated award fee pool amounts and performance criteria with associated percentages of available award fee are also specified in the award fee plan. Upon execution of this Supplemental Agreement, the contractor will be provided the FDO-approved award fee plan.
     (c) Modification of Award Fee Plan. Unilateral changes may be made to the award fee plan if the contractor is provided written notification by the Contracting Officer (CO) before the start of the upcoming evaluation period. Changes affecting the current evaluation period must be by bilateral agreement.
     (d) Self-Evaluation. The contractor may submit to the Contracting Officer (CO) within five (5) working days after the end of each award fee evaluation period, a brief written self-evaluation of its performance for that period. This self evaluation shall not exceed 11 pages. This self-evaluation will be used in the AFRB's evaluation of the contractor's performance during this period.
     (e) Disputes. All FDO decisions regarding the award fee, including but not limited to, the amount of the award fee, if any; the methodology used to calculate the award fee, the calculation of the award fee, the contractor's entitlement to the award fee, and the nature and success of the contractor's performance, shall not be subject to the "Disputes" clause nor reviewed by any Board of Contract Appeal (BCA), court or other judicial entity.
     (f)  Award Fee Payment.
          (1) Award fee is not subject to the allowable cost, and payment or termination clauses of this contract.
          (2) The contractor may bill for the award fee immediately upon receipt of the contract modification authorizing its payment.






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         5

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-94-C-0664-P00074 28 OCT 1996     FD2030-97-02001/
                                           LCPP/COMPLETE

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          SEE BLOCK 14

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:

X    D.   OTHER (Specify type of modification and authority)
          UNILATERAL MODIFICATION PURSUANT TO SECTION B-3, B-3(a) Note 1 CLAUSE B-13

     E.   IMPORTANT:  Contractor (   X   ) is not, (       ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

                                SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

                                      JOE N. ROOP
                                      CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

---------------------------------  By  /s/ JOE N. ROOP           25 DEC 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)



CONTRACT OF F34601-94-C-0664-P00074
Page 2 of 5


FIRST: Pursuant to Section B, Paragraph B-3, Note 1, quantities are hereby established and funds obligated for Option II FY97 as follows:

               REDACTED

SECOND:   Accounting and Appropriation Data is revised as follows:

               REDACTED

THIRD: The total obligated amount of the contract is changed as follows:

               FROM:  $119,935,791.17
                 TO:  $149,856,905.71
           INCREASE:  $29,921,114.54

FOURTH: The Appendix "A" FY97 KC-135 PDM Input/Output Schedule dated 1 Oct 96, is hereby provided for informational purposes only. Firm delivery dates will be established pursuant to Provision FOURTH of Contract Modification P00071.

               REDACTED






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         4

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-94-C-06640P00076                 10 DEC 1996    SEE BLOCK 14

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-94-C-0664
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            94 AUG 01

CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
     SEE BLOCK 14

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

     C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:

X    D.   OTHER (Specify type of modification and authority)
          UNILATERAL MODIFICATION PURSUANT TO CLAUSE "B-13" OF THE
          CONTRACT

     E.   IMPORTANT:  Contractor (   X   ) is not, (       ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-94-01101/LCPP/COMPLETE
               FD2030-96-01100/LCPP/COMPLETE

                                SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

                                      JOE N. ROOP
                                      CONTRACTING OFFICER

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

---------------------------------  By  /s/ JOE N. ROOP           10 DEC 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)



CONTRACT OF F34601-94-C-0664-P00076
Page 2 of 4


FIRST:    Additional funds for FY95 and FY97 are obligated as follows:

          REDACTED

SECOND:   Accounting and Appropriation Data is revised as follows:

          REDACTED

THIRD: The total obligated amount of the contract is changed as follows:

               FROM:  $149,856,905.71
                 TO:  $151,865,506.34
           INCREASE:  $2,008,600.63






AMENDMENT OF SOLICITATION/         1.  CONTRACT ID CODE     PAGE OF PAGES
MODIFICATION OF CONTRACT                     J              1         3

2. AMENDMENT/        3. EFFECTIVE DATE  4. REQUISITION/     5. PROJECT NO.
   MODIFICATION NO.                        PURCHASE NO    (if applicable)

   F34601-90-C-0286-P00156  02 OCT 1996    SEE BLOCK 14

6. ISSUED BY                  CODE   7. ADMINISTERED BY           CODE
FD2030                           (if other than Item 8)           S0102A

DEPARTMENT OF THE AIR FORCE          DPRO PEMCO AEROPLEX
DIRECTORATE OF AIRCRAFT              BIRMINGHAM
OKLAHOMA CITY AIR LOGISTICS CENTER   P O BOX 12447
TINKER AIR FORCE BASE OK 73145-3020  BIRMINGHAM AL 35202-2447
BUYER:  JOE N. ROOP/LADCA/
        (405) 739-5405

8. NAME AND ADDRESS OF CONTRACTOR (X) 9A. AMENDMENT OF SOLICITATION NO. (No., street, county, State and
   ZIP Code)                           9B.  DATED (SEE ITEM 11)

     PEMCO AEROPLEX INC.           X   10A. MODIFICATION OF CONTRACT/ORDER
BIRMINGHAM DIVISION                         NO.
     P O BOX 2287                           F34601-90-C-0286
     BIRMINGHAM AL 35201-2287
                                       10B. DATED (SEE ITEM 13)
                                            90 JAN 26
CODE      91763     FACILITY CODE

        11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14.
The hour and dated specified for receipt of Offers           is extended,
is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)  By completing Items 8 and 15, and returning             copies of the
amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR OT THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change and offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
          AK:  97X4930 FA20 6E3 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $1,785,577.00 OBLIGATED
          AN:  97X4930 FA20 6E3 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $5,469,187.00 OBLIGATED
          AS:  97X4930 FA20 6E4 47E4 XXXXXX 011000 00000 000000 503100
               F0310H $5,197,911.00 OBLIGATED

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (specify authority)
          THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X    C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
          AUTHORITY OF:
          EQUITABLE ADJUSTMENT PURSUANT TO THE GOVERNMENT PROPERTY CLAUSE, FAR 52.245-2(h), AND THE CHANGES CLAUSE, FAR 52.243-1

     D.   OTHER (Specify type of modification and authority)

     E.   IMPORTANT:  Contractor (       ) is not, (   X   ) is required
          to sign this document and return    1    copies to the issuing
          office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible).

BLOCK 4 ABOVE:   FD2030-92-57002/LCPP/COMPLETE
               FD2030-93-01101/LCPP/COMPLETE
               FD2030-94-01100/LCPP/COMPLETE

                                SEE PAGE 2

Except as provided herein, all items and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER        16A.  NAME AND TITLE OF CONTRACTING
      (Type or print)                       OFFICER (Type or print)

      RAYMOND J. HAUCK                JOE N. ROOP
      GENERAL MANAGER,                CONTRACTING OFFICER
      BIRMINGHAM FACILITY

15B.  CONTRACTOR/                  15.C. DATE SIGNED     16B. UNITED
STATES OF        16C. DATE SIGNED
      OFFEROR                           AMERICA

/s/ RAYMOND J. HAUCK    2 Oct 96   By /s/ JOE N. ROOP          2 OCT 96
(Signature of person authorized    (Signature of Contracting Officer)
to sign)


CONTRACT OF F34601-90-C-0286-P00156
Page 2 of 3


This Supplemental Agreement is entered into on the 2 day of OCT, 1996, between the United States of America (hereinafter referred to as "the Government"), represented by the Contracting Officer executing this document, and Pemco Aeroplex, Inc., (hereinafter referred to as "the Contractor"), a corporation organized and existing under the laws of the State of Alabama.

Witnesseth:

   Whereas, the Contractor and the Government entered into Contract Nos. F34601-90-C-0286 under the date of 90 Jan 26 together with all appendices, amendments, changes, modifications, and supplements thereto; and

   Whereas, there having arisen a general dispute and conflict concerning interpretation of the contract requirements and performance of the contract identified above; and

   Whereas, the Contractor has alleged that it is entitled to an equitable adjustment in the total amount of $34,778,971.00 itemized as follows:

Excess Operational Costs               $30,457,489
Est. Excess Interests Costs              1,520,000
Withholding Tax Penalties                1,764,609
Claim Preparation Costs                  1,036,873
                                       -----------
          TOTAL                        $34,778,971

   Whereas, the Government and the Contractor have conducted good faith negotiations for the purpose of resolving all disputes associated with the Government's alleged failure to provide (1) Government Furnished Property
(GFP) and Government Furnished Equipment (GFE) in a timely manner, (2) more major structural repair work and Over and Above work than was originally contemplated by the parties in the solicitation and at the time of contract formation, (3) increased inspection requirements, (4) purported failure to issue engineering approvals in a timely manner, (5) delay and disruption costs, and (6) numerous costs elements -- profit, preparation costs, labor escalation, loss of efficiency costs, loss of learning costs, and indirect costs and cost of money identified in the Contractor's Request for Equitable Adjustment dated 29 Aug 96 and as supplemented on 13 Sep 96.

   Whereas, the Government and the Contractor are desirous of effecting a settlement of all areas of disputes and conflict by mutual settlement of any and all claims or causes of action associated with the above areas and as identified in the Contractor's Request for Equitable Adjustment dated 29 Aug 96 and as supplemented on 13 Sep 96.

Now, therefore, the Government and the Contractor mutually agree as follows:

FIRST: The Government will pay to the Contractor the sum of twelve million four hundred fifty two thousand six hundred seventy five dollars ($12,452,675.00) in full and final settlement of any and all claims of the Contractor against, arising under, by virtue of, or otherwise associated with the Government's alleged failure to provide (1) Government Furnished Property (GFP) and Government Furnished Equipment (GFE) in a timely manner, (2) more major structural repair work and Over and Above work than was originally contemplated by the parties in the solicitation and at the time of contract formation, (3) increased inspection requirements, (4) purported failure to issue engineering approvals in a timely manner, (5) delay and disruption costs, and (6) numerous costs elements -- profit, preparation costs, labor escalation, loss of efficiency costs, loss of learning costs, and indirect costs and cost of money identified in the Contractor's Request for Equitable Adjustment dated 29 Aug 96 and as supplemented on 13 Sep 96, on Contract F34601-90-C-0286 for those compensable costs through 30 Sep 96 (delivered aircraft only).

SECOND: This Supplemental Agreement constitutes a full discharge, accord and satisfaction, and release of any and all claims, demands, or causes of action, actual or constructive, legal, equitable, contractual, or administrative, known or unknown, asserted or unasserted, which the Contractor, its successors and assignees has, or may have, against the Government, for any and all events arising out of or related to the circumstances of contract formation, execution, or the performance of the Contractor on this contract, through 30 September, 1996.

THIRD: Defense and Finance Accounting Service (DFAS) Columbus OH is authorized to make payment upon receipt of this document.

FOURTH: As the result of the above, the total obligated amount of the contract is revised as follows:

               FROM:  $269,133,397.58
                 TO:  $281,586,072.58
           INCREASE:  $ 12,452,675.00

IN WITNESS THEREOF, the parties have executed this agreement on Page 1 to be effective on the date stated thereon.